SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 2004



                         THE BEAR STEARNS COMPANIES INC.
              Exact Name of Registrant as Specified in its Charter




  DELAWARE                     File No. 1-8989                   13-3286161
  --------                     ---------------                   ----------
 State or Other                (Commission File                  (IRS Employer
 Jurisdiction of                Number)                           Identification
  Incorporation) Number)


                383 Madison Avenue, New York, New York                   10179
                (Address of Principal Executive Offices)              (Zip Code)


         Registrant's telephone number, including area code:     (212)  272-2000
                                                                 ---------------




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

Filed herwith is a copy of The Bear Stearns Companies Inc. Press Release, dated June 16, 2004, announcing that Wesley S. Williams, Jr. has been elected to the Board of Directors of the Corporation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                        (a) Financial Statements of business acquired:

                                    Not applicable.

                        (b) Pro Forma financial information:

                                    Not applicable.

                        (c)   Exhibit:

                             (99) Press Release, dated June 16, 2004.



















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                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              THE BEAR STEARNS COMPANIES INC.

                                       By:     /s/ Jeffrey M. Farber
                                               ----------------------
                                                Jeffrey M. Farber
                                                Controller
                                               (Principal Accounting Officer)

Dated:      June 16, 2004



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                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                                Press Release, dated June 16, 2004















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Contact:    Elizabeth Ventura
            (212) 272-9251
            eventura@bear.com


For Immediate Release


                  BEAR STEARNS ELECTS Wesley S. Williams, JR.
                 TO THE BOARD OF DIRECTORS OF THE CORPORATION
                Appointment Increases Board Of Directors To 12 Members


NEW YORK, New York--June 16, 2004--The Bear Stearns Companies Inc. (NYSE: BSC) announced today that Wesley S. Williams, Jr. has been elected to the Board of Directors of the Corporation. Mr. Williams is currently a partner at the law firm of Covington & Burling and the co-chairman and co-chief executive officer, president and chief operating officer of the privately-owned Lockhart Companies, Inc. Through Lockhart and its many subsidiaries, he controls companies involved in real estate, insurance, finance and related businesses. Mr. Williams is the chairman of the Board of Directors of the Federal Reserve Bank of Richmond, the chairman of the Board of Managers for Azimuth Trust Company LLC and a member of the executive committee and presiding independent director of CarrAmerica Realty Corporation.
          James E. Cayne, Bear Stearns chairman and chief executive officer, said, "We are extremely pleased to welcome Wes to the Bear Stearns Board of Directors. His leadership in the business, legal, academic and charitable communities combined with his great depth of knowledge of the financial markets make him a tremendous addition to an already strong Board. Wes' appointment underscores our commitment to maintaining a strong Board with highly qualified independent directors."
         Mr. Williams holds a bachelors degree (magna cum laude) from Harvard College, Cambridge, MA, a JD from Harvard Law School, Cambridge, MA, a LLM from Columbia University Law School, New York, NY and an honorary LLD from Virginia Union University, Richmond VA. He is listed in The Best Lawyers in America, Who's Who in America, and Who's Who in American Law. In addition Mr. Williams has served in leadership roles in numerous charities and community organizations including the Smithsonian Institution, Family and Child Services of Washington and the Washington Lawyers Committee for Civil Rights Under Law.

        Founded in 1923, The Bear Stearns Companies Inc. is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm serving governments, corporations, institutions and individuals worldwide. With approximately $40.0 billion in total capital, the company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales, trading and research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers prime broker and broker dealer clearing services, including clearing and securities lending. Headquartered in New York City, the company has approximately 10,500 employees worldwide. For additional information about Bear Stearns, please visit our Web site at http://www.bearstearns.com.
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